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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 August 14, 2001
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                Date of Report (Date of earliest event reported)

                              --------------------

                              NEOTHERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-28782                 93-0979187
----------------------------   ------------------------   ----------------------
(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)

    157 TECHNOLOGY DRIVE
     IRVINE, CALIFORNIA                                           92618
   ---------------------                                        ----------
   (Address of principal                                        (Zip Code)
    executive offices)

                                 (949) 788-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On August 14, 2001, NeoTherapeutics, Inc. ("NeoTherapeutics") issued 600,000 shares of common stock to an institutional investor for aggregate consideration of $2,010,000. The shares were issued pursuant to an effective Registration Statement on Form S-3. The negotiated purchase price per share was $3.35. The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, dated as of August 14, 2001, by and between the Registrant and Summit Capital Management LLC, a copy of which is attached hereto as Exhibit 10.1.

ITEM 7. EXHIBITS

Exhibits:

  10.1 Stock Purchase Agreement dated as of August 14, 2001, by and between the Registrant and Summit Capital Management LLC.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NEOTHERAPEUTICS, INC.


Date:    August 14, 2001                         By:    /s/ Samuel Gulko
                                                        ------------------------
                                                 Name:  Samuel Gulko
                                                 Title: Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibits:
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  10.1         Stock Purchase Agreement dated as of August 14, 2001, by and between the Registrant and Summit Capital Management LLC.